UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22212

CALVERT SAGE FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

William M. Tartikoff, Esq.
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Twelve months ended September 30, 2009

Item 1. Report to Stockholders.


Calvert Large Cap Value Fund

Annual Report

September 30, 2009

Calvert Investments

A UNIFI Company

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TABLE OF CONTENTS

4	President's Letter
7	SRI Update
10	Portfolio Management Discussion
15	Shareholder Expense Example
17	Report of Independent Registered Public Accounting Firm
18	Statement of Net Assets
22	Statement of Operations
23	Statements of Changes in Net Assets
25	Notes to Financial Statements
32	Financial Highlights
36	Explanation of Financial Tables
38	Proxy Voting and Availability of Quarterly Portfolio Holdings
40	Trustee and Officer Information Table

Dear Shareholders:

Market volatility and shifting investment cycles are nothing new to long-term investors. Through the course of numerous "bubbles," political disputes, wars, and economic crises, the financial markets have been repeatedly tested and proven resilient. However, the watershed financial and economic events of the past 12 months have tested the resilience of the global markets and investors in an unprecedented fashion, and we are likely to see changes in the structure and regulation of financial institutions and the markets for years to come.

This environment highlights how critical integrity of management, regulatory oversight, transparency, and corporate governance are to the health of the global financial system and our economy. Calvert has long believed that many of the criteria we review create signals about the strength and integrity of corporate management, and we have included corporate governance as an integral part of our sustainable and responsible investment (SRI) criteria and of our advocacy efforts with companies. Beyond the evaluations and influence with companies themselves, we are participating in a number of initiatives to urge financial regulatory reform and safeguard shareholder interests. Two of the most critical include our support of the Consumer Financial Protection Agency bill and our work with the United Nations Environment Programme Finance Initiative (UNEP FI) in promoting environmental, social, and governance (ESG) investment criteria as a fiduciary responsibility for plan sponsors and institutional investors.

A Time Period of Challenge and Contrast

As you know, this challenging time period opened with global economies and the financial markets in virtual free fall following the failure of Lehman Brothers in September 2008. Global market panic ensued and risk-averse investors sought the safety of Treasuries and money market funds, avoiding any asset class with perceived credit or liquidity risk.

As the reporting year progressed, we saw a somewhat surprising reversal in this sentiment. Investors gained confidence, encouraged by "green shoots" of recovery in newly released economic data and the perceived success of U.S. government stimulus and monetary policies. These factors, along with renewed confidence in the U.S. banking system following the government's "stress tests," helped fuel a rally in stocks, commodities, and many sectors of the bond market.

By September 30, 2009, stocks had rebounded sharply from their March 9 lows, with year-to-date gains of 19.26% for the broad-market Standard & Poor's 500 Index, 22.43% for the small-cap Russell 2000 Index, and 32.63% for the Russell Midcap Index. While outsize year-to-date gains for stocks helped soften their steep declines from October 2008 through March 2009, they did not offset them--and all areas of the U.S. equity market finished the 12-month reporting period far into negative territory. For example, the S&P 500 Index posted a loss of 6.91% for the reporting period despite its strong 2009 performance. U.S. stocks of every style, strategy, and capitalization range fell during this period, with large-cap stocks modestly outperforming small-cap stocks, and growth outpacing value. On the international front, the MSCI EAFE Investable Market Index, a benchmark for international stocks, returned 5.02% for the 12-month period.

The bond market posted overall gains for the reporting period, with the Barclays Capital Aggregate Bond Index up 10.56%, primarily as a result of its corporate bond holdings. Money-market returns remained low, reflecting the Federal Reserve's continued target rate of 0% to 0.25% for federal funds loans.

Sustainable and Responsible Investing

While huge challenges confront the global economy, we also believe that the opportunities facing the Obama administration--and sustainable investors--are greater than ever. In the last six months since we reported to you, Calvert has made progress on several sustainable and responsible investment initiatives.

As a key member of the Asset Management Working Group of UNEP FI, Calvert participated in the release of its new report, Fiduciary Responsibility--Legal and Practical Aspects of Integrating Environmental, Social and Governance Issues into Institutional Investment. The report makes the case that integrating ESG considerations into investment decisions should be a legal fiduciary responsibility--and highlights the financial materiality of ESG issues and their systemic risks and costs. The report calls on the investment industry and policymakers to move toward creating sustainable capital markets to help avert a "Natural Resources Crisis."

Following our participation in the World Water Forum earlier in the year, in August Calvert urged the CEO Water Mandate, a private-public initiative of the U.N. Global Compact, to assign an "urgent priority" to developing a policy outlining the issues, risks, and broad responsibilities of companies and industries with regard to water and human rights. We also urged the group to develop an "implementation framework" that companies could use to assess and manage these issues in their business operations. At Calvert, we actively address water and human rights issues in Calvert Global Water Fund's investment criteria and advocacy objectives.

In 2009, many of the shareholder resolutions that we filed with companies we own were related to governance and finance, such as executive compensation, board diversity, and responsible lending policies. Clearly, these areas will remain among our top advocacy priorities throughout the year.

What Lies Ahead?

In the course of a year, the global financial markets have rallied from the brink of collapse and the U.S. economy is showing improved vital signs in the key housing, job, and credit markets. However, while we are optimistic about long-term economic and market recovery, we believe that the systemic imbalances revealed in the global credit crisis need to be addressed, and we are encouraged by progress toward that end.

Internationally, the nations at the September G-20 summit met to enact changes to international economic policies that will promote "sustainable and balanced growth" among developed and emerging countries. On the home front, the Obama administration and Congress are grappling with credit-rating agency reform, banking reform, and the role of the Federal Reserve and U.S. government in the oversight of financial institutions and the markets, among many critical issues. In our view, over time, these efforts may work to help repair our financial system, providing additional stability to the economy and markets. In the short term, we believe the worst of the recession is behind us, but economic recovery will be uneven and staggered, with ongoing market volatility.

Other challenges that government policymakers are addressing are, of course, climate change and environmental degradation. The Obama administration has already made significant progress toward enacting policies that will benefit the environment, and many of these policies--such as stimulus funding for development of alternative energy sources--will likely also benefit sustainable and responsible investors.

Check Your Portfolio Allocations

If you're concerned about the current market environment, talk with your financial advisor about whether your portfolio's allocations to stocks, bonds, and cash are appropriate and well-diversified, given your goals, time horizon, and risk attitudes. Consider that investors who continued to invest regularly during the market's steep declines generally benefited from the rebound that followed, while those who sold their assets may have a long wait to make up their losses. We encourage you to visit our newly enhanced web site, www.calvert.com, for frequent updates and commentary on economic and market developments from Calvert professionals.

As always, we appreciate your investing with Calvert.

Sincerely,

Barbara J. Krumsiek
President and CEO
Calvert Group, Ltd.

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

SRI Update
from the Calvert Sustainability Research Department

Against the backdrop of the market turmoil over the past 12 months, Calvert has continued to advocate for responsible management of environmental, social, and governance (ESG) factors, which we believe create long-term shareholder value. We've also had unprecedented opportunities to be active participants in the creation of new policies in these arenas.

In the final months of 2008, we broadened our strategic engagement and shareholder advocacy efforts to include companies in virtually every industry, while offering shareholders more investment choices by launching our new line-up of sustainable and responsible investing (SRI) strategies. Now all of our SRI funds fall under one of three types:

Calvert SignatureTM Portfolios--Our original approach, comprising two distinct research frameworks: a rigorous review of financial performance and a thorough assessment of ESG performance.

Calvert SolutionTM Portfolios --Theme-oriented investments dedicated to solving some of today's most pressing environmental and sustainability challenges. This includes Calvert Global Alternative Energy Fund and Calvert Global Water Fund, which just celebrated its first anniversary.

Calvert SAGETM Portfolios -- Calvert Large Cap Value Fund, launched in December 2008, is the first to use this approach, which leverages strategic engagement to address SRI concerns in companies that have the potential to improve but may not yet meet certain standards. Many of these are companies we have not previously invested in.

Advancing National Change

As the Obama administration and Congress began to focus their attention on some of Calvert's core issues--such as corporate transparency and responsibility, energy and climate change, and financial market reform and governance--we have been making sure that our shareholders are represented in the process.

We've particularly been involved with the Securities and Exchange Commission (SEC) on the issue of shareholder rights and corporate governance, responding to several SEC proposals in that area and collaborating with the Social Investment Forum to develop a proposal for mandatory corporate disclosure of ESG policies, programs, and performance.

Shareholder Advocacy

Another successful proxy season has drawn to a close, with Calvert filing 26 shareholder proposals and co-filing another nine. Topics included climate change, board and employee diversity, executive compensation, product safety, sustainability reporting, and political contributions. We were able to successfully withdraw 21 of these resolutions before the end of the period after the relevant companies agreed to address our concerns.

It's particularly notable that we successfully withdrew the "say-on-pay" proposal we filed with Microsoft--which would give shareholders a voice on executive compensation--after the company announced plans in September to include a management-sponsored advisory vote on compensation in its next proxy statement. A similar resolution presented at General Mills earned an impressive 51% majority support that same month as well. Given that legislative efforts on this issue have stalled, these results should help spur renewed efforts for a legislative solution.

Climate Change

Calvert's comprehensive approach to tackling the issue of climate change spans our funds, our company, and the globe. On September 22, Calvert CEO Barbara Krumsiek participated in a roundtable on "Sustainable Business and Decent Work" at a gathering of more than 300 leaders from around the world for the United Nations Leadership Forum on Climate Change. That same week, Calvert Senior Vice President for Sustainability Research and Policy Bennett Freeman was a panelist at a session on corporate sustainability and responsibility at the New York Stock Exchange.

Calvert also signed the Copenhagen Communique, which is poised to become the definitive statement from the business community and calls on world leaders to reach a meaningful agreement at the upcoming U.N. Climate Change Conference.

Community Investments

Many of our Funds participate in Calvert's High Social Impact Investing program, which is administered through the Calvert Social Investment Foundation. This community investment program may allocate a small percentage of Fund assets at below-market interest rates to investments that provide economic opportunity for struggling populations.1 This year, the Foundation led efforts to create MFX Solutions, a project that enables microfinance institutions in developing countries to avoid the risk of currency value changes in their borrowings. This lowers costs for all parties and protects microloan recipients against the risks of currency fluctuations and highly variable interest rates.

Special Equities

A modest but important portion of certain funds is allocated to small private companies that are developing products or services that address important sustainability or environmental issues. One such investment is organic heirloom tomato producer New Day Farms in Virginia.2 The company shipped its first crop this past season. While it still faces some challenges, we are pleased with the reception its locally-grown produce has received from customers.

Another recent Special Equities investment is LeapFrog Financial Inclusion Fund, which is advancing the micro-insurance market in the developing world. Its mission is to extend insurance and related financial services to 25 million people in some of the poorest and most excluded communities across Africa and Asia. LeapFrog recently closed on an investment in an insurer in South Africa that provides policies to persons who are HIV positive or have diabetes. These people are either unable to obtain insurance or can do so only at extraordinarily high cost. As a result, they can't obtain a home loan or start a business that requires insurance coverage. The LeapFrog investment in this innovative insurer enables these vulnerable people to engage in productive activity and secure their families' futures.

1. As of September 30, 2009, Calvert Social Investment Foundation Community Investment Notes represented the following percentages of Fund net assets: Calvert Social Investment Fund Balanced Portfolio 1.08%, Calvert Social Investment Fund Bond Portfolio 0.35%, Calvert Social Investment Fund Equity Portfolio 0.56%, Calvert Capital Accumulation Fund 1.53%, Calvert World Values International Equity Fund 1.03%, Calvert New Vision Small Cap Fund 1.33%, and Calvert Large Cap Growth Fund 0.36%. The Calvert Social Investment Foundation is a 501(c)(3) nonprofit organization. The Foundation's Community Investment Note Program is not a mutual fund and should not be confused with any Calvert Group-sponsored investment product.

2. As of September 30, 2009, New Day Farms represented 0.0064% of CSIF Equity Portfolio; Leapfrog Financial Inclusion Fund represented 0.0025% of Calvert Large Cap Growth Fund.

All holdings are subject to change without notice.

For more complete information on any Calvert Fund, call your advisor or visit our website for a prospectus. An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The prospectus contains this and other information. Read it carefully before you invest or send money.

Portfolio Management Discussion
James R. McGlynn, Senior Vice President and Senior Portfolio Manager
of Calvert Asset Management Company, Inc.

Performance

Calvert Large Cap Value Fund Class A shares (at NAV) returned -8.91% while the benchmark Russell 1000 Value Index returned -10.62% during the 12-month period ending September 30, 2009. Both sector and stock selection contributed to the Fund's outperformance versus the Index during the reporting period.

Calvert Asset Management Company became investment advisor to the Fund in December 2008, replacing Summit Investment Partners. Yet the same portfolio management team--James McGlynn and Yvonne Bishop--continues to manage the Fund. Calvert looks forward to providing Fund shareholders with quality portfolio management as well as outstanding customer service.

Investment Climate

The financial markets have undergone dramatic convulsions in the past 12 months. After Lehman Brothers' demise in September 2009 everyone seemed to be wondering "who's next?" Combined with the near shut-down of other financial institutions, the economy seemed to have entered a free-fall since finance is as necessary as oxygen for transacting business.

After a new president and party were elected, hope for a quick turnaround soared until it became apparent that deleveraging the financial sector would take a lot longer than a few tense weekends of negotiation with the outgoing Treasury Secretary. Then with the change of administration, no one was in a position to take action until a new Treasury head was confirmed in late January.

*     Investment performance/return at NAV does not reflect the deduction of the Fund's maximum 4.75% front-end sales charge or any deferred sales charge.

**     Source: Lipper Analytical Services, Inc.

Large Cap Value
Fund Statistics
September 30, 2009
Investment Performance
(total return at NAV*)
	6 Months Ended 9/30/09	12 Months Ended 9/30/09
Class A	38.64%	-8.91%
Class Y	38.81%	-8.70%
Russell 1000 Value Index**	37.99%	-10.62%
Lipper Large Cap Value Funds Average	35.47%	-7.92%

	6 Months Ended 9/30/09	From Inception 12/12/08 Through 9/30/09
Class C	38.01%	23.41%
Russell 1000 Value Index	37.99%	18.24%
(see note on page 12 regarding reorganization)

Economic Sectors	% of Total Investments
Consumer Discretionary	7.6%
Consumer Staples	10.7%
Energy	17.3%
Financials	21.6%
Health Care	9.1%
Industrials	8.8%
Information Technology	9.3%
Materials	2.8%
Telecommunications Services	5.4%
Time Deposit	2.8%
Utilities	4.6%
Total	100%

Ten Largest Stock Holdings	% of Net Assets
JPMorgan Chase & Co.	2.6%
AT&T, Inc.	2.5%
Duke Energy Corp.	2.5%
ConocoPhillips	2.5%
BP plc (ADR)	2.4%
Royal Dutch Shell plc (ADR)	2.3%
Marathon Oil Corp.	2.3%
Exxon Mobil Corp.	2.3%
Southern Co.	2.1%
Pfizer, Inc.	2.1%
Total	23.6%

Large Cap Value Fund Statistics September 30, 2009 Average Annual Total Returns
(with max. load)	Class A Shares*
One year	-13.23%
Five year	-0.11%
Since Inception	2.84%
(12/29/99)

Class C Shares
Since Inception	22.41%
(12/12/08)

Large Cap Value Fund Statistics September 30, 2009 Average Annual Total Returns
Class Y Shares*
One Year	-8.70%
Five Year	1.11%
Since Inception	3.61%
(12/29/99)

* Pursuant to an Agreement and Plan of Reorganization, Class A shares and Class I shares of the Everest Fund of Summit Mutual Funds, Inc. were reorganized into the Class A shares and Class Y shares, respectively, of Calvert Large Cap Value Fund, which commenced operations on 12/12/08. Class A shares and Class Y shares of Calvert Large Cap Value Fund each have an inception date of 12/29/99, and Class C shares have an inception date of 12/12/08. The performance results prior to 12/12/08 for Class A shares of Calvert Large Cap Value Fund reflect the performance of Class A of the Everest Fund since its inception on 12/29/99. The performance results prior to 12/12/08 for Class Y shares of Calvert Large Cap Value Fund reflect the performance of Class I of the Everest Fund since its inception on 12/29/99.

The performance data shown represents past performance, does not guarantee future results, and does not reflect the deduction of taxes that a shareholder would pay on the Fund's/Portfolio's distributions or the redemption of Fund/Portfolio shares. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Visit www.calvert.com for current performance data. The gross expense ratio for Class A Shares is 1.74%. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects deduction of fund operating expenses.

Performance Comparison
Comparison of change in value of $10,000 investment.

*Source: Lipper Analytical Services, Inc.

Average annual total returns in the Portfolio Statistics and the Performance Comparison line graph are with maximum load deducted -- they assume reinvestment of dividends and reflect the deduction of the Fund's Class A maximum front-end sales charge of 4.75%, or deferred sales charge, as applicable. No sales charge has been applied to the index used for comparison. However, the Lipper average does reflect the deduction of the category's average front-end sales charge. The value of an investment in Class A & Y shares is plotted in the line graph. The value of an investment in another class of shares would be different.

After the stimulus bill was passed and some semblance of order was re-established on Wall Street, the stock market bottomed out in early March 2009. While many hailed the so-called "cash for clunkers" program as a success in stimulating consumer purchases, some economists feel it might have actually exacerbated the slowdown by causing consumers to postpone purchases until the legislation was passed.

The flood of liquidity into the financial system with near-zero-percent interest rates has helped the financial sector, but economic growth remains to be seen. The current administration has been fighting to pass health care legislation and new energy regulations, but the current economic woe of rising unemployment has yet to be tackled. Overall, the markets have survived the financial meltdown. Yet economic recovery so far has essentially been an inventory snapback from panicky lows.

Portfolio Strategy

In terms of sector allocation, the Fund's top three contributors to performance during the period were the Financial, Energy, and Information Technology sectors. The Fund was underweight Financials, which turned out to be worst-performing sector in the Index. However, six of the top 10 performers for the Index's return were Financials stocks--Goldman Sachs, Discover Financial, Wells Fargo, Equity Residential, Morgan Stanley, and JPMorgan Chase. We fortuitously increased our positions in Goldman Sachs, Discover Financial, and Wells Fargo in February before the major rally in the Financials sector took hold.

Superior stock selection in the Energy sector with overweights to Anadarko Petroleum, British Petroleum, and Royal Dutch Shell were positives as well. The Information Technology sector was the top performer for the period, and the Fund's overweight to this sector also added value. Superior subsector allocation helped as well, with beneficial overweights to Communications Equipment, Computers and Peripherals, and Software.

The top three performance detractors were the Health Care, Telecommunications, and Consumer Staples sectors. An underweight to Health Care and poor stock selection in Pharmaceuticals hurt the most, although these factors were partially offset by outperformance in the Managed Care sector thanks to gains from WellPoint. Weak stock selection in Telecommunications also weighed down returns, as the Fund had an overweight to underperforming Frontier Communications.

The Fund was also overweight Consumer Staples, with the absence of outperforming Beverages companies and an overweight to Food and Staples Retailing hurting. In the latter subsector, Kroger and Wal-Mart had the biggest negative impact on performance, although this was partially offset by Walgreens and CVS Caremark.

The Fund stayed nearly fully invested during the reporting period. If proceeds were needed to purchase more attractive equities, then less attractive equities were sold. Holdings that exceeded 2.5% of the Fund were often reduced and smaller positions increased. Additionally, equities that rose rapidly were culled to provide a source of capital for either more defensive investments or more attractive out-of-favor holdings.

From March through September, the market has provided many opportunities to trade around positions or liquidate positions that no longer represented high quality or value. In the first part of the market recovery, we focused on the fact that the financial system had survived and companies were no longer going to be priced on a going-out-of-business valuation. During the second part of the market recovery, our efforts centered on the assumption that mutual funds and individuals had missed the first up leg in the market recovery and were eager to reduce cash and build equity positions. Hence, the equity markets seemed to have a floor due to investors' penchant for "buying on dips."

Outlook

Until money market funds have been drawn down, we believe there will be an underpinning of purchases by professionals to buttress the market. It seems like another era entirely when the biggest fear in the market was oil prices surging towards $150 a barrel. Yet the volatility inherent in such a major move showed the financial markets' influence on the economy. The price move wasn't just something that affected Wall Street, but every business and every individual. The commodity swings preceding the stock market swoon were a harbinger of the extreme uncertainty in the economy. With unemployment approaching 10%, we expect that stimulating economic growth and job creation will be major emphases moving into the 2010 election year. This should be a favorable environment for equities, with potential targeted tax cuts promoting economic growth.

The Fund is fully invested and our sector allocations reflect a currently weak economic outlook as the American consumer continues trying to increase savings. We have also invested in cyclically sensitive sectors that we think should benefit from positive economic growth, however brief it may be. As the economy rebounds, cyclical holdings will be pared back and the proceeds re-invested in defensive holdings. Conversely, if the economy appears to weaken, defensive holdings will be pared with proceeds added to out-of-favor cyclical equities.

October 2009

As of September 30, 2009, the following companies represented the following percentages of Fund net assets: Goldman Sachs 1.14%, Discover Financial 1.59%, Wells Fargo 1.38%, Equity Residential 1.10%, Morgan Stanley 1.06%, JPMorgan Chase 2.65%, Anadarko Petroleum 1.77%, British Petroleum 2.38%, Royal Dutch Shell 2.34%,WellPoint 1.82%, Frontier Communications 1.29%, Kroger 2.03%, Wal-Mart 1.82%, Walgreen 1.13%, and CVS Caremark 2.04%. All holdings are subject to change without notice.

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges and redemption fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2009 to September 30, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 4/1/09	Ending Account Value 9/30/09	Expenses Paid During Period* 4/1/09 - 9/30/09
Class A
Actual	$1,000.00	$1,386.40	$7.36
Hypothetical	$1,000.00	$1,018.90	$6.23
(5% return per year before expenses)
Class C
Actual	$1,000.00	$1,380.10	$14.02
Hypothetical	$1,000.00	$1,013.29	$11.86
(5% return per year before expenses)
Class Y
Actual	$1,000.00	$1,388.10	$5.87
Hypothetical	$1,000.00	$1,020.16	$4.96
(5% return per year before expenses)

*Expenses are equal to the Fund's annualized expense ratio of 1.23%, 2.35%, and 0.98% for Class A, Class C and Class Y, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm

The Board of Trustees of Calvert SAGE Fund and Shareholders of Calvert Large Cap Value Fund:

We have audited the accompanying statement of net assets of the Calvert Large Cap Value Fund (the Fund), the sole series of Calvert SAGE Fund, as of September 30, 2009, and the related statement of operations, statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The accompanying financial statements and financial highlights of the Fund for the periods presented through September 30, 2008 were audited by other auditors whose report thereon dated November 26, 2008, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2009, by correspondence with custodians and brokers. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Calvert Large Cap Value Fund as of September 30, 2009, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Philadelphia, Pennsylvania
November 23, 2009

Statement of Net Assets
September 30, 2009
Equity Securities - 97.1%	Shares	Value
Capital Markets - 6.7%
AllianceBernstein Holding LP*	41,200	$1,123,936
Bank of New York Mellon Corp.	53,134	1,540,355
Goldman Sachs Group, Inc.	4,913	905,711
Legg Mason, Inc.	30,300	940,209
Morgan Stanley	27,100	836,848
		5,347,059

Chemicals - 1.3%
Dow Chemical Co.	38,200	995,874

Commercial Banks - 1.4%
Wells Fargo & Co.	38,623	1,088,396

Communications Equipment - 4.4%
Cisco Systems, Inc.*	65,360	1,538,574
Motorola, Inc.	100,700	865,013
Nokia Oyj (ADR)	73,300	1,071,646
		3,475,233

Computers & Peripherals - 1.5%
International Business Machines Corp.	10,200	1,220,022

Consumer Finance - 1.6%
Discover Financial Services	77,500	1,257,825

Diversified Financial Services - 4.2%
Bank of America Corp.	72,192	1,221,489
JPMorgan Chase & Co.	47,864	2,097,400
		3,318,889

Diversified Telecommunication Services - 5.4%
AT&T, Inc.	73,990	1,998,470
Frontier Communications Corp.	135,700	1,023,178
Verizon Communications, Inc.	42,000	1,271,340
		4,292,988

Electric Utilities - 4.6%
Duke Energy Corp.	123,248	1,939,924
Southern Co.	52,800	1,672,176
		3,612,100

Electrical Equipment - 2.0%
Emerson Electric Co.	39,228	1,572,258

Equity Securities - Cont'd	Shares	Value
Electronic Equipment & Instruments - 1.4%
Tyco Electronics Ltd.	48,325	$1,076,681

Food & Staples Retailing - 7.0%
CVS Caremark Corp.	45,200	1,615,448
Kroger Co.	77,900	1,607,856
Walgreen Co.	23,803	891,898
Wal-Mart Stores, Inc.	29,300	1,438,337
		5,553,539

Food Products - 3.7%
Kraft Foods, Inc.	57,401	1,507,924
Unilever NV	49,200	1,419,912
		2,927,836

Health Care Equipment & Supplies - 1.5%
Covidien plc	26,925	1,164,776

Health Care Providers & Services - 1.8%
WellPoint, Inc.*	30,500	1,444,480

Household Durables - 1.0%
Sony Corp. (ADR)	27,700	808,840

Industrial Conglomerates - 5.3%
3M Co.	18,645	1,376,001
General Electric Co.	88,700	1,456,454
Tyco International Ltd.	40,525	1,397,302
		4,229,757

Insurance - 6.6%
Allstate Corp.	37,200	1,139,064
Berkshire Hathaway, Inc., Class B*	370	1,229,510
MetLife, Inc.	35,900	1,366,713
Travelers Co.'s, Inc.	30,200	1,486,746
		5,222,033

Media - 6.6%
CBS Corp., Class B	73,974	891,387
Comcast Corp.	92,300	1,558,947
Gannett Co., Inc.	36,550	457,241
News Corp., Class B	79,100	1,106,609
Time Warner, Inc.	42,907	1,234,863
		5,249,047

Metals & Mining - 1.5%
Newmont Mining Corp.	27,300	1,201,746

Equity Securities - Cont'd	Shares	Value
Oil, Gas & Consumable Fuels - 17.3%
Anadarko Petroleum Corp.	22,300	$1,398,879
BP plc (ADR)	35,400	1,884,342
ConocoPhillips	42,954	1,939,803
Devon Energy Corp.	21,800	1,467,794
Exxon Mobil Corp.	26,700	1,831,887
Marathon Oil Corp.	58,000	1,850,200
Royal Dutch Shell plc (ADR)	32,400	1,852,956
Spectra Energy Corp.	77,524	1,468,304
		13,694,165

Pharmaceuticals - 5.7%
GlaxoSmithKline plc (ADR)	34,707	1,371,274
Johnson & Johnson	25,465	1,550,564
Pfizer, Inc.	98,800	1,635,140
		4,556,978

Real Estate Investment Trusts - 1.1%
Equity Residential	28,300	868,810

Road & Rail - 1.5%
Burlington Northern Santa Fe Corp.	14,700	1,173,501

Software - 2.0%
Microsoft Corp.	62,601	1,620,740

Total Equity Securities (Cost $87,961,404)		76,973,573

	Principal
Time Deposit - 2.8%	Amount
State Street Corp. Time Deposit, 0.01%, 10/1/09	$2,232,220	2,232,220

Total Time Deposit (Cost $2,232,220)		2,232,220

TOTAL INVESTMENTS (Cost $90,193,624) - 99.9%		79,205,793
Other assets and liabilities, net - 0.1%		46,240
Net Assets - 100%		$79,252,033

Net Assets Consist of:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 137,346 shares outstanding		$7,525,843
Class C: 4,367 shares outstanding		150,255
Class Y: 1,753,271 shares outstanding		96,529,825
Undistributed net investment income		977,856
Accumulated net realized gain (loss) on investments		(14,943,915)
Net unrealized appreciation (depreciation) on investments		(10,987,831)

Net Assets		$79,252,033

Net Asset Value Per Share:
Class A (based on net assets of $5,700,870)		$41.51
Class C (based on net assets of $181,706)		$41.61
Class Y (based on net assets of $73,369,457)		$41.85

* Non-income producing security.

Abbreviations:
ADR: American Depositary Receipt
LP: Limited Partnership

See notes to financial statements.

Statement of Operations
Year Ended September 30, 2009
Net Investment Income
Investment Income:
Dividend income (net of foreign taxes withheld of $32,281)	$2,076,504
Interest income	8,597
Total investment income	2,085,101

Expenses:
Investment advisory fee	410,069
Transfer agency fees and expenses	23,551
Distribution Plan expenses:
Class A	8,320
Class C	636
Trustees' fees and expenses	147,482
Administrative fees	113,027
Accounting fees	12,929
Custodian fees	10,310
Registration fees	64,721
Reports to shareholders	5,010
Professional fees	42,829
Miscellaneous	7,302
Total expenses	846,186
Reimbursement from Advisor:
Class A	(31,636)
Class C	(11,075)
Class Y	(173,334)
Fees paid indirectly	(79)
Net expenses	630,062

Net Investment Income	1,455,039

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss)	(14,709,791)
Change in unrealized appreciation (depreciation)	4,691,202
Net Realized and Unrealized Gain
(Loss) on Investments	(10,018,589)

Increase (Decrease) in Net Assets
Resulting From Operations	($8,563,550)

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Increase (Decrease) in Net Assets	2009	2008
Operations:
Net investment income	$1,455,039	$1,768,285
Net realized gain (loss)	(14,709,791)	600,680
Change in unrealized appreciation
or (depreciation)	4,691,202	(28,851,004)

Increase (Decrease) in Net Assets
Resulting From Operations	(8,563,550)	(26,482,039)

Distributions to shareholders from:
Net investment income:
Class A Shares	(74,065)	(65,230)
Class Y Shares	(1,832,762)	(1,417,144)
Net realized gain:
Class A Shares	(799)	(391,946)
Class Y Shares	(16,996)	(6,848,671)
Total distributions	(1,924,622)	(8,722,991)
Capital share transactions:
Shares sold:
Class A Shares	3,578,746	2,419,613
Class C Shares	155,368	--
Class Y Shares	11,569,775	42,363,517
Reinvestment of distributions:
Class A Shares	68,853	381,810
Class Y Shares	1,849,620	8,251,462
Redemption fees:
Class A Shares	58	--
Class C Shares	103	--
Shares redeemed:
Class A Shares	(2,086,843)	(3,497,125)
Class C Shares	(5,187)	--
Class Y Shares	(12,866,844)	(29,898,764)
Total capital share transactions	2,263,649	20,020,513

Total Increase (Decrease) in Net Assets	(8,224,523)	(15,184,517)

Net Assets
Beginning of year	87,476,556	102,661,073
End of year (including undistributed net investment
income of $977,856 and $1,336,041, respectively)	$79,252,033	$87,476,556

See notes to financial statements.

Statements of Changes in Net Assets
	Year Ended	Year Ended
	September 30,	September 30,
Capital Share Activity	2009	2008
Shares sold:
Class A Shares	102,550	44,284
Class C Shares	4,529	--
Class Y Shares	317,331	747,288
Reinvestment of distributions:
Class A Shares	2,045	6,526
Class Y Shares	54,570	139,855
Shares redeemed:
Class A Shares	(64,464)	(59,702)
Class C Shares	(162)	--
Class Y Shares	(370,833)	(527,382)
Total capital share activity	45,566	(350,869)

See notes to financial statements.

Notes to Financial Statements

Note A -- Significant Accounting Policies

General: The Calvert Large Cap Value Fund (the "Fund"), the sole series of Calvert SAGE Fund, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized as a Maryland business trust on June 9, 2008. On November 28, 2008, the Fund sold 10,000 shares ("initial shares") valued at $100,000, to Calvert Asset Management Company, Inc. The Fund began operations on December 12, 2008 and offers three separate classes of shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge. With certain exceptions, the Fund will impose a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries that have entered into an agreement with the Fund's Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.

On December 12, 2008, the Fund, through its Class A and Class Y shares, acquired substantially all of the net assets of the Summit Mutual Funds, Inc. Everest Fund pursuant to the Agreement and Plan of Reorganization dated October 31, 2008 and approved by shareholders on December 5, 2008. The acquisition was accomplished by a transfer of all assets and assumption of certain liabilities of the Everest Fund (valued at $61,753,526) to the Fund. Following the transfer, 80,785 and 1,738,993 Class A and Class Y shares, respectively, of the Fund were distributed to shareholders in liquidation of the Everest Fund's Class A and Class I shares, respectively. The reorganization qualified as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Fund or its shareholders. To facilitate the reorganization, a reverse stock split of the initial shares outstanding on December 12, 2008 was effected to adjust the net asset value of the Calvert Large Cap Value Fund to be the same as that of the Everest Fund on the same date. The aggregate net assets of the Calvert Large Cap Value Fund and Everest Fund immediately before the acquisition were $100,000 and $61,753,526, respectively.

For financial reporting purposes, the Everest Fund, which commenced operations on December 29, 1999, has been deemed the accounting survivor.

Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees to value its investments wherever possible. Securities for which market quotations are available are valued at last sale price or official closing price on the primary market or exchange in which they trade. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the Fund's net asset value determination, that are expected to materially affect the value of those securities then they are valued at their fair value taking these events into account. Short-term notes are stated at amortized cost, which approximates fair value. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board of Trustees.

In determining fair value, the Board considers all relevant qualitative and quantitative information available. These factors are subject to change over time and are reviewed periodically. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material. At September 30, 2009, no securities were fair valued under the direction of the Board of Trustees.

The Fund utilizes various methods to measure the fair value of its investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

Level 1 -- quoted prices in active markets for identical securities

Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an investment's assigned level within the hierarchy during the period. For additional information on the Fund's policy regarding valuation of investments, please refer to the Fund's most recent prospectus.

The following is a summary of the inputs used to value the Fund's net assets as of September 30, 2009:
	Valuation Inputs
Investments in Securities	Level 1	Level 2	Level 3	Total
Equity securities*	$76,973,573	-	-	$76,973,573
Other debt obligations	-	$2,232,220	-	2,232,220
TOTAL	$76,973,573	$2,232,220	-	$79,205,793

* For further breakdown of equity securities by industry type, please refer to the Statement of Net Assets.

Repurchase Agreements: The Fund may enter into repurchase agreements with recognized financial institutions or registered broker/dealers and, in all instances, holds underlying securities with a value exceeding the total repurchase price, including accrued interest. Although risk is mitigated by the collateral, the Fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

Security Transactions and Net Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date, or in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.

Foreign Currency Transactions: The Fund's accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on securities and foreign currencies.

Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income and distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

Redemption Fees: The Fund charges a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee is paid to the Class of the Fund from which the redemption is made, and is accounted for as an addition to paid-in capital. It is intended to discourage market-timers by ensuring that short-term trading costs are borne by the investors making the transactions and not the shareholders already in the Fund.

Expense Offset Arrangements: The Fund has an arrangement with its custodian bank whereby the custodian's fees may be paid indirectly by credits earned on the Fund's cash on deposit with the bank. These credits are used to reduce the Fund's expenses. Such a deposit arrangement may be an alternative to overnight investments.

Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.

Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.

New Accounting Pronouncements: In July 2009, the Financial Accounting Standards Board (FASB) launched the FASB Accounting Standards CodificationTM as the single source of authoritative nongovernmental U.S. generally accepted accounting principles (GAAP). The Codification is effective for interim and annual periods ending after September 15, 2009. All existing accounting standards documents are superseded as described in FASB Statement No. 168, The FASB Accounting Standards CodificationTM and the Hierarchy of Generally Accepted Accounting Principles. All other accounting literature not included in the Codification is nonauthoritative.

Note B -- Related Party Transactions

Calvert Asset Management Company, Inc. (the "Advisor") is wholly-owned by Calvert Group, Ltd. ("Calvert") which is indirectly wholly-owned by UNIFI Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates. For its services, the Advisor receives an annual fee, payable monthly of .65% of the Fund's average daily net assets. Under the terms of the agreement, $41,042 was payable at year end. In addition, $25,000 was payable at year end for operating expenses paid by the Advisor during September 2009. Prior to December 12, 2008, Summit Investment Partners, Inc., ("Summit") served as the Advisor. Summit is a wholly-owned subsidiary of Union Central Life Insurance Company, an indirect subsidiary of UNIFI Holding Company. Summit received an annual fee, payable monthly, of .64% of the Fund's average daily net assets.

Effective December 15, 2008, the Advisor has contractually agreed to limit net annual fund operating expenses through December 12, 2010. The contractual expense cap is 1.23% for Class A, 2.35% for Class C and .98% for Class Y. For the purposes of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. To the extent any expense offset credits are earned, the Advisor's obligation under the contractual limitation may be reduced and the Advisor may benefit from the expense offset arrangement.

Calvert Administrative Services Company, an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, of .20% for Classes A, C and Y based on their average daily net assets. Under the terms of the agreement, $12,628 was payable at year end. Prior to December 12, 2008, Summit provided administrative services for the Fund and received an annual fee, payable monthly, of .10% of the Fund's average daily net assets.

Calvert Distributors, Inc. ("CDI"), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted Distribution Plans that permit the Fund to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid may not exceed .50%, and 1.00% annually of average daily net assets of each Class A and Class C, respectively. The amount actually paid by the Fund is an annualized fee, payable monthly of .25%, and 1.00% of the Fund's average daily net assets of Class A and Class C, respectively. Class Y shares do not have Distribution Plan expenses. Under the terms of the agreement, $1,255 was payable at year end. Prior to December 12, 2008, Quasar Distributors, LLC was the distributor and principal underwriter for the Fund and received an annual fee, payable monthly, of .25% of the average daily net assets of Class A.

The Distributor received $12,434 as its portion of commissions charged on sales of the Fund's Class A shares for the year ended September 30, 2009.

Calvert Shareholder Services, Inc. ("CSSI") is the shareholder servicing agent for the Fund. For its services, CSSI received a fee of $2,028 for the year ended September 30, 2009. Under the terms of the agreement, $312 was payable at year end. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent. Prior to December 12, 2008, U.S. Bancorp Fund Services, LLC served as the transfer and dividend disbursing agent.

Each Trustee of the Fund who is not an employee of the Advisor or its affiliates receives a fee of $1,500 for each Board and Committee meeting attended plus an annual fee of $14,000 for Trustees not serving on other Calvert Fund Boards, $10,000 for those serving on other Calvert Fund Boards. Prior to December 12, 2008, each Director of the Fund who was not an employee of Summit or its affiliates received a fee of $2,500 for each Board meeting attended ($600 for Committee meetings) plus an annual fee of $17,000. Committee chairs and the Lead Director received additional fees for their service.

Note C -- Investment Activity

During the year, cost of purchases and proceeds from sales of investments, other than short-term securities, were $22,317,564 and $19,347,400, respectively.

The cost of investments owned at September 30, 2009 for federal income tax purposes was $90,425,866. Net unrealized depreciation aggregated $11,220,073 of which $4,151,364 related to appreciated securities and $15,371,437 related to depreciated securities.

Net realized capital loss carryforwards for federal income tax purposes of $2,975,229 at September 30, 2009 may be utilized to offset future capital gains until expiration in September 2016.

The Fund intends to elect to defer net capital losses of $11,736,444 incurred from November 1, 2008 through September 30, 2009 and treat them as arising in the fiscal year ending September 30, 2010.

The tax character of dividends and distributions paid during the years ended September 30, 2009 and September 30, 2008 were as follows:
Distributions paid from:	2009	2008
Ordinary income	$1,906,827	$4,584,123
Long term capital gain	17,795	4,138,868
Total	$1,924,622	$8,722,991

As of September 30, 2009, the components of distributable earnings/(accumulated losses) on a tax basis were as follows:
Undistributed ordinary income	$977,856
Capital loss carryforward	(2,975,229)
Unrealized appreciation (depreciation)	(11,220,073
Total	($13,217,446)

The differences between components of distributable earnings on a tax basis and the amounts reflected in the statement of net assets are primarily due to temporary book-tax differences that will reverse in a subsequent period. These book-tax differences are mainly due to wash sales, the deferral of post October losses and investments in partnerships.

Reclassifications, as shown in the table below, have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax law and regulations. These reclassifications are due to permanent book-tax differences and have no impact on net assets. The primary permanent differences causing such reclassification for the Fund are due to litigation settlements, distribution recharacterization, and investments in partnerships.
Undistributed net investment income	$143,603
Accumulated net realized gain (loss)	(130,891)
Paid in capital	(12,712)

The Fund may sell or purchase securities to and from other Funds managed by the Advisor, typically short-term variable rate demand notes. Interportfolio transactions are primarily used for cash management purposes. Interportfolio transactions are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the year ended September 30, 2009, there were $1,176,128 such purchase transactions.

Note D -- Line of Credit

A financing agreement is in place with all Calvert Group Funds and State Street Corporation ("SSC"). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Funds for temporary or emergency purposes only. Borrowings under this committed facility bear interest at the higher of the London Interbank Offered Rate, (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of .15% per annum is incurred on the unused portion of the committed facility, which is allocated to all participating funds. The Fund had no loans outstanding pursuant to this line of credit during the year ended September 30, 2009.

Note E -- Subsequent Events

In preparing the financial statements as of September 30, 2009, no subsequent events or transactions occurred through November 23, 2009, the date the financial statements were issued, that would have materially impacted the financial statements as presented.

Notice to Shareholders (Unaudited)

For the fiscal year ended September 30, 2009, in order to meet certain requirements of the Internal Revenue Code, we are advising you that certain distributions paid during the year from the following fund are designated as:
Fund Name	(a) Long Term Capital Gain	(b) Qualified Dividend Income %	(c) (for corporate shareholders) Dividends Received Deduction %
Large Cap Value Fund	$17,795	100.0%	100.0%

(a) The Fund designates the maximum amount allowable but not less than the amounts shown above as a capital gain dividend in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

(b) The Fund designates the maximum amount allowable, but not less than the percentages shown above as ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

(c) The Fund designates the maximum amount allowable but not less than the percentages shown above of ordinary income dividends paid during the year as eligible for the corporate dividends received deduction in accordance with Section 854 of the Internal Revenue Code.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class A Shares	2009 (z)	2008	2007 (z)
Net asset value, beginning	$46.85	$67.86	$63.25
Income from investment operations
Net investment income (loss)	.68	1.03	.75
Net realized and unrealized gain (loss)	(5.08)	(16.17)	8.24
Total from investment operations	(4.40)	(15.14)	8.99
Distributions from
Net investment income	(.93)	(0.84)	(.87)
Net realized gain	(.01)	(5.03)	(3.51)
Total distributions	(.94)	(5.87)	(4.38)
Total increase (decrease) in net asset value	(5.34)	(21.01)	4.61
Net asset value, ending	$41.51	$46.85	$67.86
Total return*	(8.91%)	(24.05%)	14.58%
Ratios to average net assets:A
Net investment income (loss)	1.97%	1.55%	1.13%
Total expenses	2.18%	1.15%	1.16%
Expenses before offsets	1.23%	1.15%	1.16%
Net expenses	1.23%	1.15%	1.16%
Portfolio turnover	31%	37%	51%
Net assets, ending (in thousands)	$5,701	$4,554	$7,201

	Years Ended
	September 30,	September 30,
Class A Shares	2006 (z)	2005
Net asset value, beginning	$61.14	$58.62
Income from investment operations
Net investment income (loss)	.80	1.26
Net realized and unrealized gain (loss)	8.09	6.46
Total from investment operations	8.89	7.72
Distributions from
Net investment income	(.59)	(1.53)
Net realized gain	(6.19)	(3.67)
Total distributions	(6.78)	(5.20)
Total increase (decrease) in net asset value	2.11	2.52
Net asset value, ending	$63.25	$61.14

Total return*	15.87%	13.65%
Ratios to average net assets:A
Net investment income (loss)	1.34%	1.03%
Total expenses	1.17%	1.22%
Expenses before offsets	1.17%	1.22%
Net expenses	1.17%	1.22%
Portfolio turnover	55%	63%
Net assets, ending (in thousands)	$2,903	$875

See notes to financial highlights.

Financial Highlights
Period Ended
September 30,
Class C Shares	2009(z)#
Net asset value, beginning	$33.72
Income from investment operations
Net investment income	.15
Net realized and unrealized gain	7.74
Total from investment operations	7.89
Distributions from
Net investment income	**
Total distributions	**
Total increase (decrease) in net asset value	7.89
Net asset value, ending	$41.61
Total return*	23.41%
Ratios to average net assets: A
Net investment income	.58%(a)
Total expenses	19.77%(a)
Expenses before offsets	2.35%(a)
Net expenses	2.35%(a)
Portfolio turnover	20%
Net assets, ending (in thousands)	$182

See notes to financial highlights.

Financial Highlights
		Years Ended
	September 30,	September 30,	September 30,
Class Y Shares	2009(z)	2008	2007(z)
Net asset value, beginning	$47.32	$68.56	$63.81
Income from investment operations
Net investment income (loss)	.81	1.05	.93
Net realized and unrealized gain (loss)	(5.18)	(16.22)	8.32
Total from investment operations	(4.37)	(15.17)	9.25
Distributions from
Net investment income	(1.09)	(1.04)	(.99)
Net realized gain	(.01)	(5.03)	(3.51)
Total distributions	(1.10)	(6.07)	(4.50)
Total increase (decrease) in net asset value	(5.47)	21.24	4.75
Net asset value, ending	$41.85	$47.32	$68.56
Total return*	(8.70%)	(23.89%)	14.88%
Ratios to average net assets:A
Net investment income (loss)	2.32%	1.80%	1.38%
Total expenses	1.27%	90%	.91%
Expenses before offsets	.98%	90%	.91%
Net expenses	.98%	90%	.91%
Portfolio turnover	31%	37%	51%
Net assets, ending (in thousands)	$73,369	$82,922	$95,460

	Years Ended
	September 30,	September 30,
Class Y Shares	2006 (z)	2005
Net asset value, beginning	$61.56	$58.15
Income from investment operations
Net investment income (loss)	.96	.90
Net realized and unrealized gain (loss)	8.13	6.97
Total from investment operations	9.09	7.87
Distributions from
Net investment income	(.65)	(.79)
Net realized gain	(6.19)	(3.67)
Total distributions	(6.84)	(4.46)
Total increase (decrease) in net asset value	2.25	3.41
Net asset value, ending	$63.81	$61.56

Total return*	16.13%	13.96%
Ratios to average net assets:A
Net investment income (loss)	1.59%	1.51%
Total expenses	.92%	.97%
Expenses before offsets	.92%	.97%
Net expenses	.92%	.97%
Portfolio turnover	55%	63%
Net assets, ending (in thousands)	$80,383	$65,755

See notes to financial highlights.

A Total expenses do not reflect amounts reimbursed and/or waived by the Advisor or reductions from expense offset arrangements. Expenses before offsets reflect expenses after reimbursement and/or waiver by the Advisor but prior to reductions from expense offset arrangements. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

# From December 12, 2008, inception.

* Total return is not annualized for periods less than one year and does not reflect deduction of any front-end or deferred sales charge.

** Distribution was less than $.01 per share.

(a) Annualized.

(z) Per share figures are calculated using the Average Shares Method.

See notes to financial statements.

Explanation of Financial Tables

Schedule of Investments

The Schedule of Investments is a snapshot of all securities held in the fund at their market value, on the last day of the reporting period. Securities are listed by asset type (e.g., common stock, corporate bonds, U.S. government obligations) and may be further broken down into sub-groups and by industry classification.

Statement of Assets and Liabilities

The Statement of Assets and Liabilities is often referred to as the fund's balance sheet. It lists the value of what the fund owns, is due and owes on the last day of the reporting period. The fund's assets include the market value of securities owned, cash, receivables for securities sold and shareholder subscriptions, and receivables for dividends and interest payments that have been earned, but not yet received. The fund's liabilities include payables for securities purchased and shareholder redemptions, and expenses owed but not yet paid. The statement also reports the fund's net asset value (NAV) per share on the last day of the reporting period. The NAV is calculated by dividing the fund's net assets (assets minus liabilities) by the number of shares outstanding. This statement is accompanied by a Schedule of Investments. Alternatively, if certain conditions are met, a Statement of Net Assets may be presented in lieu of this statement and the Schedule of Investments.

Statement of Net Assets

The Statement of Net Assets provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. The Statement of Net Assets includes a Schedule of Investments. Other assets are added and other liabilities subtracted from the investments total to calculate the fund's net assets. Finally, net assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) per share.

At the end of the Statement of Net Assets is a table displaying the composition of the fund's net assets. Paid in Capital is the money invested by shareholders and represents the bulk of net assets. Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the amounts the fund had available to distribute to shareholders as of the statement date. Accumulated Realized Losses will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date -values.

Statement of Operations

The Statement of Operations summarizes the fund's investment income earned and expenses incurred in operating the fund. Investment income includes dividends earned from stocks and interest earned from interest-bearing securities in the fund. Expenses incurred in operating the fund include the advisory fee paid to the investment advisor, administrative services fees, distribution plan expenses (if applicable), transfer agent fees, shareholder servicing expenses, custodial, legal, and audit fees, and the printing and postage expenses related to shareholder reports. Expense offsets (fees paid indirectly) are also shown. Credits earned from offset arrangements are used to reduce the fund's expenses. This statement also shows net gains (losses) realized on the sale of investments and the increase or decrease in the unrealized appreciation (depreciation) on investments held during the period.

Statement of Changes in Net Assets

The Statement of Changes in Net Assets shows how the fund's total net assets changed during the two most recent reporting periods. Changes in the fund's net assets are attributable to investment operations, distributions and capital share transactions.

The Operations section of the report summarizes information detailed in the Statement of Operations. The Distribution section shows the dividend and capital gain distributions made to shareholders. The amounts shown as distributions in this section may not match the net investment income and realized gains amounts shown in the Operations section because distributions are determined on a tax basis and certain investments or transactions may be treated differently for financial statement and tax purposes. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, and the amounts redeemed. The corresponding numbers of shares issued, reinvested and redeemed are shown at the end of the report.

Financial Highlights

The Financial Highlights table provides a per-share breakdown per class of the components that affect the fund's net asset value for current and past reporting periods. The table provides total return, total distributions, expense ratios, portfolio turnover and net assets for the applicable period. Total return is a measure of a fund's performance that encompasses all elements of return: dividends, capital gain distributions and changes in net asset value. Total return is the change in value of an investment over a given period, assuming reinvestment of any dividends and capital gain distributions, expressed as a percentage of the initial investment. Total distributions include distributions from net investment income and net realized gains. Long-term gains are earned on securities held in the fund more than one year. Short-term gains, on the sale of securities held less than one year, are treated as ordinary dividend income for tax purposes. The expense ratio is a fund's cost of doing business, expressed as a percentage of net assets. These expenses directly reduce returns to shareholders. Portfolio turnover measures the trading activity in a fund's investment portfolio -- how often securities are bought and sold by a fund. Portfolio turnover is affected by market conditions, changes in the size of the fund, the nature of the fund's investments and the investment style of the portfolio manager.

Proxy Voting

The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund's Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC's website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available on the Fund's website at www.calvert.com and on the SEC's website at www.sec.gov.

Availability of Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's website at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC;  information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Trustee and Officer Information Table
Name & Age	Position with Fund	Position Start Date	Principal Occupation During Last 5 Years	(Not Applicable to Officers)
				# of Calvert Portfolios Overseen	Other Directorships
Independent Trustees
CARI DOMINGUEZ AGE: 60	Trustee	2008	Former Chair of the U.S. Equal Employment Opportunity Commission.	1	Manpower, Inc.
ALICE GRESHAM AGE: 59	Trustee	2008	Dean and Professor at Howard University School of Law. She was formerly Deputy Director of the Association of American Law Schools.	25
M. CHARITO KRUVANT AGE: 63	Trustee	2008	President and CEO of Creative Associates International, Inc., a firm that specializes in human resources development, information management, public affairs and private enterprise development.	37	Acacia Federal Savings Bank Summit Foundation The Community Foundation for the National Capital Region
CYNTHIA MILLIGAN AGE: 63	Trustee	2008	Dean Emeritus (as of May 2009), College of Business Administration, University of Nebraska, Lincoln. Formerly, she was the President and Chief Executive Officer for CMA, a consulting firm for financial institutions.	25	Wells Fargo Company- NYSE Gallup, Inc. W.K. Kellogg Foundation Raven Industries - NASDAQ Colonial Williamsburg Foundation (Non-Profit) Prison Fellowship Ministries (Non-Profit)
ARTHUR J. PUGH AGE: 72	Trustee	2008	Retired executive.	37	Acacia Federal Savings Bank
Interested Trustees
BARBARA J. KRUMSIEK AGE: 57	Trustee & Chair-person	2008	President, Chief Executive Officer and Chair of Calvert Group, Ltd.	54	Calvert Social Investment Foundation Pepco Holdings, Inc. Acacia Life Insurance Company (Chair)
Officers
KAREN BECKER Age: 56	Chief Compliance Officer	2008

Chief Compliance Officer for the Calvert Funds. In March 2009, Ms. Becker also became Head of the Securities Operations Department for Calvert Asset Management Company, Inc. Prior to 2005, Ms. Becker was Senior Vice President of Calvert Group, Ltd. and Head of Calvert Client Services.

SUSAN WALKER BENDER, Esq. AGE: 50	Assistant Vice President & Assistant Secretary	2008	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
JENNIFER BERG AGE: 36	Assistant Fund Controller	2009	Fund Administration Manager for Calvert Group Ltd.
IVY WAFFORD DUKE, Esq. AGE: 41	Assistant Vice President & Assistant Secretary	2008	Assistant Vice President, Assistant Secretary and Deputy General Counsel of Calvert Group, Ltd., and Chief Compliance Officer for Calvert Asset Management Company, Inc. and Calvert Distributors, Inc.
TRACI L. GOLDT AGE: 35	Assistant Secretary	2008	Executive Assistant to General Counsel, Calvert Group, Ltd.
GREGORY G. HABEEB AGE: 59	Vice President	2008	Senior Vice President of Calvert Asset Management Company, Inc.
HUI PING HO, CPA AGE: 44	Assistant Treasurer	2008	Tax Compliance Manager of Calvert Group, Ltd.
LANCELOT A. KING, Esq. AGE: 39	Assistant Vice President & Assistant Secretary	2008	Assistant Vice President, Assistant Secretary and Associate General Counsel of Calvert Group, Ltd.
EDITH LILLIE AGE: 52	Assistant Secretary	2008	Assistant Secretary and Regulatory Matters Manager of Calvert Group, Ltd.
AUGUSTO DIVO MACEDO, Esq. AGE: 46	Assistant Vice President & Assistant Secretary	2008

Assistant Vice President, Assistant Secretary, and Associate Counsel Compliance Calvert Group, Ltd. Prior to joining Calvert in 2005, Mr. Macedo served as 2nd Vice President at Acacia Life Insurance Company and The Advisors Group, Acacia's broker-dealer and federally registered investment adviser.

JANE B. MAXWELL Esq. AGE: 57	Assistant Vice President & Assistant Secretary	2008	Assistant Vice President, Assistant Secretary & Assistant General Counsel of Calvert Group, Ltd. Prior to joining Calvert in 2004, Ms. Maxwell was an associate with Sullivan & Worcester LLP.
ANDREW K. NIEBLER, Esq. AGE: 42	Assistant Vice President & Assistant Secretary	2008	Assistant Vice President, Assistant Secretary & Associate General Counsel of Calvert Group, Ltd. Prior to joining Calvert, Mr. Niebler was an associate with Cleary, Gottlieb, Steen & Hamilton LLP.
CATHERINE P. ROY AGE: 53	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc. Prior to joining Calvert in 2004, Ms. Roy was Senior Vice President of US Fixed Income for Baring Asset Management, and SVP and Senior Portfolio Manager of Scudder Insurance Asset Management.

WILLIAM M. TARTIKOFF, Esq. AGE: 62	Vice President & Secretary	2008	Senior Vice President, Secretary, and General Counsel of Calvert Group, Ltd.
NATALIE TRUNOW AGE: 41	Vice President	2008

Senior Vice President of Calvert Asset Management Company, Inc., Chief Investment Officer - Equities. Prior to joining Calvert in August 2008, Ms. Trunow was the Section Head (2005-2008) and Portfolio Manager (2001-2008) for the Global Public Markets Group of General Motors Asset Management.

RONALD M. WOLFSHEIMER, CPA AGE: 57	Treasurer	2008	Senior Vice President and Chief Financial and Administrative Officer of Calvert Group, Ltd.
MICHAEL V. YUHAS JR., CPA AGE: 48	Fund Controller	2008	Vice President of Fund Administration of Calvert Group, Ltd.

The address of Directors/Trustees and Officers is 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814, except Mr. Silby's address is 1715 18th Street, N.W., Washington, DC 20009. Ms. Krumsiek is an interested person of the Fund since she is an officer and director of the Fund's advisor and its affiliates and a director of its parent companies. Mr. Silby is an interested person of the Fund since he is a director of the parent company of the Fund's advisor.

Additional information about the Fund's Directors/Trustees can be found in the Statement of Additional Information (SAI). You can get a free copy of the SAI at www.calvert.com, or by contacting your broker, or the Fund at 1-800-368-2745.

To Open an Account
800-368-2748

Yields and Prices
Calvert Information Network
(24 hours, 7 days a week)
800-368-2745

Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746

TDD for Hearing Impaired
800-541-1524

Branch Office
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Registered, Certified
or Overnight Mail
Calvert Group
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105

Web Site
www.calvert.com

Principal Underwriter
Calvert Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Calvert Large Cap Value Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.

Calvert's Family of Funds

Tax-Exempt Money Market Funds
CTFR Money Market Portfolio

Taxable Money Market Funds
First Government Money Market Fund
CSIF Money Market Portfolio

Municipal Funds
Calvert Tax-Free Bond Fund

Taxable Bond Funds
CSIF Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
Government Fund
Short-Term Government Fund
High Yield Bond Fund

Equity Funds
CSIF Enhanced Equity Portfolio
CSIF Equity Portfolio
Calvert Large Cap Growth Fund
Calvert Large Cap Value Fund
Calvert Social Index Fund
Capital Accumulation Fund
CWV International Equity Fund
New Vision Small Cap Fund
Small Cap Value Fund
Mid Cap Value Fund
Global Alternative Energy Fund
Global Water Fund
International Opportunities Fund

Balanced and Asset
Allocation Funds
CSIF Balanced Portfolio
Calvert Conservative Allocation Fund
Calvert Moderate Allocation Fund
Calvert Aggressive Allocation Fund


Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer and principal financial officer (also referred to as "principal accounting officer").

(b) No information need be disclosed under this paragraph.

(c) The registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The registrant has not granted a waiver or implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e) Not applicable.

(f) The registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that Arthur J. Pugh, an "independent" Trustee serving on the registrant's audit committee, is an "audit committee financial expert," as defined in Item 3 of Form N-CSR. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Services fees paid to auditing firm:
	Fiscal Year ended 9/30/09		Fiscal Year ended 9/30/08
	$	%*	$	% *

(a) Audit Fees	$14,850		n/a	--
(b) Audit-Related Fees	$0	0%	n/a	--
(c) Tax Fees (tax return preparation for the registrant)	$2,843	0%	n/a	--
(d) All Other Fees	$0	0%	n/a	--

Total	$17,693	0%	n/a	--

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(e) Audit Committee pre-approval policies and procedures:

The Audit Committee is required to pre-approve all audit and non-audit services provided to the registrant by the auditors, and to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant. In determining whether to pre-approve non-audit services, the Audit Committee considers whether the services are consistent with maintaining the independence of the auditors. The Committee may delegate its authority to pre-approve certain matters to one or more of its members. In this regard, the Committee has delegated authority jointly to the Audit Committee Chair together with another Committee member with respect to non-audit services not exceeding $25,000 in each instance. In addition, the Committee has pre-approved the retention of the auditors to provide tax-related services related to the tax treatment and tax accounting of newly acquired securities, upon request by the investment advisor in each instance.

(f) Not applicable.

(g) Aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the advisor that provides ongoing services to the registrant for each of the last two fiscal years of the registrant:
Fiscal Year ended 9/30/09		Fiscal Year ended 9/30/08
$26,000	0%*	n/a	--

* Percentage of fees approved by the Audit Committee pursuant to (c)(7)(i)(C) of Rule 2-01 of Reg. S-X (statutory de minimis waiver of Committee's requirement to pre-approve)

(h) The registrant's Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment advisor, and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c) (7)(ii) of Rule 2-01 of Reg. S-X is compatible with maintaining the principal accountant's independence and found that the provision of such services is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes were made to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a) The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-

3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) A copy of the registrant's Code of Ethics.

Attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3) Not applicable.

(b) A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SAGE FUND

By:	/s/ Barbara J. Krumsiek Barbara J. Krumsiek President -- Principal Executive Officer
Date:	November 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Barbara J. Krumsiek
Barbara J. Krumsiek
President -- Principal Executive Officer
Date: November 30, 2009

/s/ Ronald M. Wolfsheimer
Ronald M. Wolfsheimer
Treasurer -- Principal Financial Officer
Date: November 30, 2009